Exhibit 99.1

Wabtec Reports Strong Third Quarter 2026 Results
Raised and Tightened Adjusted EPS Guidance

SALES		GAAP DILUTED EARNINGS PER SHARE		ADJUSTED DILUTED EARNINGS PER SHARE
3Q’26	3Q YTD ’26	3Q’26	3Q YTD ’26	3Q’26	3Q YTD ’26

$3.12B	$9.25B	$2.42	$6.86	$2.83	$8.29
+8.1% YOY	+12.8%YOY	+33.7% YOY	+21.6% YOY	+22.0% YOY	+20.5% YOY

Q3 2026 HIGHLIGHTS

“Wabtec delivered another strong quarter, evidenced by sales growth, margin expansion and a 22% increase in adjusted EPS,” said Rafael Santana, Wabtec’s Chairman and CEO.
“The strength of our performance reflects our momentum across the portfolio, disciplined execution by our teams, and the continued success of our strategic actions. These actions enhance our growth profile, expand margins, and increase the earnings power of the company.
“Our teams continue to translate healthy customer demand into profitable growth while investing in technologies that will advance the future of transportation. These investments are strengthening our competitive position and reinforcing Wabtec as a leading Industrial Technology Company”
Rafael Santana Chairman and CEO

•Sales Growth of 8.1% to $3.12 Billion Driven by Both the Freight and Transit Segments

•GAAP Operating Margin at 20.0%; Adjusted Operating Margin Up 1.9 pts to 22.9%

•GAAP Earnings Per Share of $2.42, Up 33.7%; Adjusted Earnings Per Share of $2.83, Up 22.0%

•Raised and Tightened 2026 Adjusted Earnings Per Share Guidance; up 22% at the midpoint

PITTSBURGH, October 21, 2026 – Wabtec Corporation (NYSE: WAB) today reported third quarter 2026 GAAP earnings per diluted share of $2.42, up 33.7% versus the third quarter of 2025. Adjusted earnings per diluted share were $2.83, up 22.0% versus the same quarter a year ago. Third quarter sales were $3.12 billion and cash from operations was $455 million.

2026 Third Quarter Consolidated Results

Wabtec Corporation Consolidated Financial Results
$ in millions except earnings per share and percentages; margin change in percentage points (pts)	Third Quarter
	2026	2025	Change
Net Sales	$3,120	$2,886	8.1%

GAAP Gross Margin	37.3%	34.7%	2.6 pts
Adjusted Gross Margin	37.4%	35.6%	1.8 pts
GAAP Operating Margin	20.0%	17.0%	3.0 pts
Adjusted Operating Margin	22.9%	21.0%	1.9 pts

GAAP Diluted EPS	$2.42	$1.81	33.7%
Adjusted Diluted EPS	$2.83	$2.32	22.0%

Cash Flow from Operations	$455	$367	$88
Operating Cash Flow Conversion	82%	83%

•Sales increased 8.1% compared to the year-ago quarter driven by higher sales in the Freight and Transit segments, which includes the acquisitions of Frauscher Sensor Technologies and Dellner Couplers.
•GAAP operating margin was higher than the prior year at 20.0%, and adjusted operating margin was higher than the prior year at 22.9%. Both GAAP and adjusted operating margins benefited from sales growth and improved gross margins in the quarter.
•GAAP EPS and adjusted EPS increased from the year-ago quarter primarily due to higher sales, operating margin expansion, and non-operational benefits primarily related to currency fluctuations.

2026 Third Quarter Freight Segment Results

Wabtec Corporation Freight Segment Financial Results
Net sales $ in millions; margin change in percentage points (pts)	Third Quarter
	2026	2025	Change
Net Sales	$2,237	$2,093	6.9%
GAAP Gross Margin	38.5%	35.8%	2.7 pts
Adjusted Gross Margin	38.5%	37.0%	1.5 pts
GAAP Operating Margin	23.0%	19.8%	3.2 pts
Adjusted Operating Margin	26.4%	24.5%	1.9 pts

•Freight segment sales for the third quarter were up 6.9%. Services sales were up 6.7% driven by core services demand and higher modernization deliveries, while Equipment sales were up 0.3% due to increased mining sales, which were partially offset by lower locomotive deliveries. Digital sales were up 24.2% driven by the acquisition of Frauscher Sensor Technologies and strong core digital demand. Components sales were up 5.3% driven by industrial, maintenance of way, and international demand which offset lower North America rail build and portfolio optimization efforts.
•GAAP and adjusted operating margin benefited from gross margin improvements and lower operating expenses as a percentage of revenue.

2026 Third Quarter Transit Segment Results

Wabtec Corporation Transit Segment Financial Results
Net sales $ in millions; margin change in percentage points (pts)	Third Quarter
	2026	2025	Change
Net Sales	$883	$793	11.3%
GAAP Gross Margin	34.5%	31.7%	2.8 pts
Adjusted Gross Margin	34.6%	31.8%	2.8 pts
GAAP Operating Margin	16.4%	14.5%	1.9 pts
Adjusted Operating Margin	18.1%	15.5%	2.6 pts

•Transit segment sales for the third quarter were up 11.3% driven by the acquisition of Dellner Couplers, and higher OE and aftermarket sales which was partially offset by unfavorable foreign currency exchange. Sales were up 12.5% on a constant currency basis.
•GAAP and adjusted operating margins were up as a result of improved gross margins which were partially offset by higher operating expenses as a percentage of revenue.

Backlog

Wabtec Corporation Consolidated Backlog Comparison
Backlog $ in millions	September 30,
	2026	2025	Change
12-Month Backlog	$8,992	$8,267	8.8%
Total Backlog	$31,435	$25,577	22.9%

•The Company’s multi-year backlog continues to provide strong visibility. At September 30, 2026, the 12-month backlog was $0.73 billion higher than the prior year period. At September 30, 2026, the multi-year backlog was $5.86 billion higher than the prior year period, and excluding foreign currency exchange, the multi-year backlog was $5.46 billion higher, up 21.4%.

Cash Flow and Liquidity Summary
•During the third quarter, the Company generated cash from operations of $455 million versus $367 million in the year ago period. The increase in cash was driven by higher net income.
•At the end of the quarter, the Company had cash, cash equivalents and restricted cash of $0.49 billion and total debt of $6.38 billion. At September 30, 2026, the Company’s total available liquidity was $2.09 billion, which includes $0.48 billion in cash and cash equivalents plus $1.61 billion available under current credit facilities.
•During the quarter, the Company repurchased $305 million of Wabtec shares and paid $52 million in dividends.

2026 Financial Guidance
•Wabtec raised and tightened its 2026 adjusted EPS guidance range to $10.85 - $11.05, raising it $0.20 at the midpoint, or up 22.0% versus prior year.
•For the full year 2026, Wabtec continues to expect revenues to be between $12.30 billion to $12.60 billion, up 11.5% at the midpoint versus prior year.

About Wabtec
Wabtec Corporation (NYSE: WAB) is revolutionizing the way the world moves for future generations. The company is a leading global provider of equipment, systems, digital solutions and value-added services for the freight and transit rail industries, as well as the mining, marine and industrial markets. Wabtec has been a leader in the rail industry for over 155 years and has a vision to achieve a sustainable rail system in the U.S. and worldwide. Visit Wabtec’s website at www.wabteccorp.com.

Forecasted GAAP Earnings Reconciliation
Wabtec is not presenting a quantitative reconciliation of our forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share because it is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related and other charges, including acquisition-related expenses and the outcome of certain regulatory, legal and tax matters. The financial impact of these items is uncertain and is dependent on various factors, including timing, and could be material to our Consolidated Statements of Earnings.

Conference Call Information
Wabtec will host a call with analysts and investors at 8:30 a.m. ET, today. To listen via webcast, go to Wabtec’s website at www.WabtecCorp.com and click on “Events & Presentations” in the “Investor Relations” section. Also, an audio replay of the call will be available by calling 1-855-669-9658 or 1-412-317-0088 (access code: 9897430).

Information about non-GAAP Financial Information and Forward-Looking Statements
Wabtec’s earnings release and 2026 financial guidance mentions certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted operating margin, adjusted gross margin, EBITDA, adjusted EBITDA, adjusted income tax expense, adjusted income from operations, adjusted interest and other expense, adjusted net income, adjusted earnings per diluted share and operating cash flow conversion. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted by restructuring costs. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this release have inherent material limitations as performance measures because they add back certain expenses incurred by the Company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this release are reconciliation tables that provide details about how adjusted results relate to GAAP results.

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, including statements regarding Wabtec’s plans, objectives, expectations and intentions; Wabtec’s expectations about future sales, earnings and cash conversion; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of significant recent shifts in trade policies (including the actual or threatened imposition of tariffs and retaliatory tariff measures) as well as tax programs, inflation, supply chain disruptions, foreign currency exchange and industry consolidation and market reactions to these factors; (2) changes in the financial condition or operating strategies of Wabtec’s customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the impacts of epidemics, pandemics or similar public health crises on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability and volatility in global markets as a result of global military action, acts of terrorism or armed conflict, including Russia’s invasion of Ukraine and ongoing military conflicts in the Middle East; (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Wabtec Investor Contact
Kyra Yates / Kyra.Yates@wabtec.com / 817-349-2735

Wabtec Media Contact
Tim Bader / Tim.Bader@wabtec.com / 682-319-7925

Appendix A
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2026 AND 2025
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2026	2025	2026	2025

Net sales	$3,120	$2,886	$9,249	$8,202
Cost of sales	(1,956)	(1,884)	(5,863)	(5,362)
Gross profit	1,164	1,002	3,386	2,840
Gross profit as a % of Net sales	37.3%	34.7%	36.6%	34.6%

Selling, general and administrative expenses	(383)	(375)	(1,184)	(1,029)
Engineering expenses	(67)	(59)	(193)	(155)
Amortization expense	(89)	(77)	(267)	(219)
Total operating expenses	(539)	(511)	(1,644)	(1,403)
Operating expenses as a % of Net sales	17.3%	17.7%	17.8%	17.1%

Income from operations	625	491	1,742	1,437
Income from operations as a % of Net sales	20.0%	17.0%	18.8%	17.5%

Interest expense, net	(80)	(65)	(231)	(157)
Other income (expense), net	12	(1)	33	21
Income before income taxes	557	425	1,544	1,301

Income tax expense	(146)	(112)	(374)	(322)
Effective tax rate	26.3%	26.4%	24.2%	24.8%

Net income	411	313	1,170	979

Less: Net income attributable to noncontrolling interest	(2)	(3)	(4)	(11)

Net income attributable to Wabtec shareholders	$409	$310	$1,166	$968

Earnings Per Common Share
Basic
Net income attributable to Wabtec shareholders	$2.43	$1.81	$6.88	$5.66
Diluted
Net income attributable to Wabtec shareholders	$2.42	$1.81	$6.86	$5.64

Weighted average shares outstanding
Basic	168.2	170.5	169.1	170.5
Diluted	168.8	171.1	169.7	171.2

Appendix A
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (CONTINUED)
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2026 AND 2025
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2026	2025	2026	2025
Segment Information
Freight Net sales	$2,237	$2,093	$6,595	$5,913
Freight Income from operations	$515	$414	$1,469	$1,249
Freight Operating margin	23.0%	19.8%	22.3%	21.1%

Transit Net sales	$883	$793	$2,654	$2,289
Transit Income from operations	$145	$115	$412	$314
Transit Operating margin	16.4%	14.5%	15.5%	13.7%

Backlog Information (Note: 12-month is a sub-set of total)	September 30, 2026	June 30, 2026	September 30, 2025
Freight Total	$25,765	$25,332	$20,907
Transit Total	5,670	5,600	4,670
Wabtec Total	$31,435	$30,932	$25,577

Freight 12-month	$6,544	$6,638	$6,085
Transit 12-month	2,448	2,502	2,182
Wabtec 12-month	$8,992	$9,140	$8,267

Appendix B
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	September 30, 2026	December 31, 2025
In millions
Cash, cash equivalents and restricted cash	$489	$789
Receivables, net	2,264	1,897
Inventories, net	2,946	2,745
Other current assets	352	263
Total current assets	6,051	5,694
Property, plant and equipment, net	1,672	1,616
Goodwill	10,621	10,216
Other intangible assets, net	4,032	3,838
Other noncurrent assets	765	705
Total Assets	$23,141	$22,069
Current liabilities	$5,500	$5,150
Long-term debt	4,665	4,291
Other long-term liabilities	1,612	1,438
Total Liabilities	11,777	10,879
Shareholders' equity	11,333	11,142
Noncontrolling interest	31	48
Total Equity	11,364	11,190
Total Liabilities and Equity	$23,141	$22,069

Appendix C
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Nine Months Ended September 30,
	2026	2025
In millions
Operating activities
Net income	$1,170	$979
Non-cash expense	466	357
Receivables	(342)	(368)
Inventories	(100)	(228)
Accounts payable	67	76
Other operating activities	(166)	(49)
Net cash provided by operating activities	1,095	767

Net cash used for investing activities	(1,243)	(1,887)

Net cash (used for) provided by financing activities	(147)	907

Effect of changes in currency exchange rates	(5)	26

Decrease in cash	(300)	(187)

Cash, cash equivalents and restricted cash, beginning of period	789	715
Cash, cash equivalents and restricted cash, end of period	$489	$528

Appendix D
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Third Quarter 2026 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$3,120	$1,164	$(539)	$625	$(68)	$(146)	$411	$(2)	$409	$2.42

Restructuring and Portfolio Optimization costs	—	2	(1)	1	4	(1)	4	—	4	$0.02

Non-cash Amortization expense	—	—	89	89	—	(24)	65	—	65	$0.39

Adjusted Results	$3,120	$1,166	$(451)	$715	$(64)	$(171)	$480	$(2)	$478	$2.83

Fully Diluted Shares Outstanding										168.8

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Third Quarter Year-to-Date 2026 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$9,249	$3,386	$(1,644)	$1,742	$(198)	$(374)	$1,170	$(4)	$1,166	$6.86

Restructuring and Portfolio Optimization costs	—	5	1	6	4	(2)	8	—	8	$0.04

Inventory Purchase Accounting charge	—	28	—	28	—	(7)	21	—	21	$0.13

Transaction costs	—	—	14	14	(2)	—	12	—	12	$0.07

Non-cash Amortization expense	—	—	267	267	—	(65)	202	—	202	$1.19

Adjusted Results	$9,249	$3,419	$(1,362)	$2,057	$(196)	$(448)	$1,413	$(4)	$1,409	$8.29

Fully Diluted Shares Outstanding										169.7

Appendix D
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Third Quarter 2025 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$2,886	$1,002	$(511)	$491	$(66)	$(112)	$313	$(3)	$310	$1.81

Restructuring and Portfolio Optimization costs	—	2	4	6	—	(1)	5	—	5	$0.02

Inventory Purchase Accounting charge	—	24	—	24	—	(6)	18	—	18	$0.11

Transaction costs	—	—	9	9	2	(3)	8	—	8	$0.05

Non-cash Amortization expense	—	—	77	77	—	(20)	57	—	57	$0.33

Adjusted Results	$2,886	$1,028	$(421)	$607	$(64)	$(142)	$401	$(3)	$398	$2.32

Fully Diluted Shares Outstanding										171.1

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Third Quarter Year-to-Date 2025 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$8,202	$2,840	$(1,403)	$1,437	$(136)	$(322)	$979	$(11)	$968	$5.64

Restructuring and Portfolio Optimization costs	—	8	13	21	—	(5)	16	—	16	$0.09

Inventory Purchase Accounting charge	—	24	—	24	—	(6)	18	—	18	$0.11

Transaction costs	—	—	44	44	(30)	(1)	13	—	13	$0.08

Non-cash Amortization expense	—	—	218	218	—	(54)	164	—	164	$0.96

Adjusted Results	$8,202	$2,872	$(1,128)	$1,744	$(166)	$(388)	$1,190	$(11)	$1,179	$6.88

Fully Diluted Shares Outstanding										171.2

Appendix D
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Fourth Quarter Year-to-Date 2025 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$11,167	$3,806	$(2,013)	$1,793	$(201)	$(409)	$1,183	$(13)	$1,170	$6.83

Restructuring and Portfolio Optimization costs	—	12	64	76	—	1	77	—	77	$0.45

Inventory Purchase Accounting charge	—	53	—	53	—	(13)	40	—	40	$0.23

Transaction costs	—	—	49	49	(19)	(4)	26	—	26	$0.15

Non-cash Amortization expense	—	—	296	296	—	(72)	224	—	224	$1.31

Adjusted Results	$11,167	$3,871	$(1,604)	$2,267	$(220)	$(497)	$1,550	$(13)	$1,537	$8.97

Fully Diluted Shares Outstanding										171.1

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Fourth Quarter Year-to-Date 2024 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$10,387	$3,366	$(1,757)	$1,609	$(199)	$(343)	$1,067	$(11)	$1,056	$6.04

Restructuring and Portfolio Optimization costs	—	37	33	70	(4)	(16)	50	—	50	$0.28

Non-cash Amortization expense	—	—	288	288	—	(70)	218	—	218	$1.24

Adjusted Results	$10,387	$3,403	$(1,436)	$1,967	$(203)	$(429)	$1,335	$(11)	$1,324	$7.56

Fully Diluted Shares Outstanding										174.8

Appendix E
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Third Quarter 2026 EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring	=	Adjusted
	from Operations		(Expense)		Amortization				Costs		EBITDA

Consolidated Results	$625		$12		$140		$777		$5		$782

Wabtec Corporation
Third Quarter 2026 YTD EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring &	=	Adjusted
	from Operations		(Expense)		Amortization				Transaction Costs		EBITDA

Consolidated Results	$1,742		$33		$419		$2,194		$50		$2,244

Wabtec Corporation
Third Quarter 2025 EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring &	=	Adjusted
	from Operations		(Expense)		Amortization				Transaction Costs		EBITDA

Consolidated Results	$491		$(1)		$127		$617		$41		$658

Wabtec Corporation
Third Quarter 2025 YTD EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring &	=	Adjusted
	from Operations		(Expense)		Amortization				Transaction Costs		EBITDA

Consolidated Results	$1,437		$21		$361		$1,819		$55		$1,874

Appendix F
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
SALES BY PRODUCT LINE
(UNAUDITED)

	Three Months Ended September 30,
In millions	2026	2025
Freight Segment
Services	$794	$744
Equipment	679	677
Components	395	375
Digital Intelligence	369	297
Total Freight Segment	$2,237	$2,093

Transit Segment
Original Equipment Manufacturer	$408	$367
Aftermarket	475	426
Total Transit Segment	$883	$793
	Nine Months Ended September 30,
In millions	2026	2025
Freight Segment
Services	$2,256	$2,388
Equipment	2,142	1,699
Components	1,150	1,157
Digital Intelligence	1,047	669
Total Freight Segment	$6,595	$5,913

Transit Segment
Original Equipment Manufacturer	$1,200	$1,042
Aftermarket	1,454	1,247
Total Transit Segment	$2,654	$2,289

Appendix G
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT
(UNAUDITED)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2026		2025		2026		2025
In millions	Gross Profit	Income from Operations	Gross Profit	Income from Operations	Gross Profit	Income from Operations	Gross Profit	Income from Operations

Freight Segment Reported Results	$861	$515	$750	$414	$2,503	$1,469	$2,132	$1,249
Freight Segment Reported Margin	38.5%	23.0%	35.8%	19.8%	37.9%	22.3%	36.1%	21.1%

Restructuring and Portfolio Optimization costs	—	1	1	2	2	2	5	6
Inventory Purchase Accounting charge	—	—	24	24	20	20	24	24
Transaction costs	—	—	—	1	—	2	—	2
Non-cash Amortization expense	—	75	—	72	—	227	—	200

Freight Segment Adjusted Results	$861	$591	$775	$513	$2,525	$1,720	$2,161	$1,481
Freight Segment Adjusted Margin	38.5%	26.4%	37.0%	24.5%	38.3%	26.1%	36.5%	25.0%

Transit Segment Reported Results	$303	$145	$252	$115	$883	$412	$708	$314
Transit Segment Reported Margin	34.5%	16.4%	31.7%	14.5%	33.3%	15.5%	30.9%	13.7%

Restructuring and Portfolio Optimization costs	2	1	1	3	3	4	3	14
Inventory Purchase Accounting charge	—	—	—	—	8	8	—	—
Non-cash Amortization expense	—	14	—	5	—	40	—	18

Transit Segment Adjusted Results	$305	$160	$253	$123	$894	$464	$711	$346
Transit Segment Adjusted Margin	34.6%	18.1%	31.8%	15.5%	33.7%	17.5%	31.0%	15.1%

Appendix H
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
RECONCILIATION OF CHANGES IN NET SALES - BY SEGMENT
(UNAUDITED)

	Three Months Ended September 30,
In millions	Freight	Transit	Consolidated

2025 Net sales	$2,093	$793	$2,886

Acquisitions	49	65	114
Portfolio Optimization (Divestitures/Exits)	(11)	(1)	(12)
Foreign Exchange	4	(9)	(5)
Organic	102	35	137

2026 Net sales	$2,237	$883	$3,120

Change ($)	144	90	234
Change (%)	6.9%	11.3%	8.1%

	Nine Months Ended September 30,
2025 Net sales	$5,913	$2,289	$8,202

Acquisitions	396	175	571
Portfolio Optimization (Divestitures/Exits)	(32)	(5)	(37)
Foreign Exchange	38	49	87
Organic	280	146	426

2026 Net sales	$6,595	$2,654	$9,249

Change ($)	682	365	1,047
Change (%)	11.5%	15.9%	12.8%

Appendix I

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2026 Third Quarter Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$455		$411		$142		82%

Wabtec Corporation
2026 Third Quarter YTD Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$1,095		$1,170		$424		69%

Wabtec Corporation
2025 Third Quarter Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$367		$313		$128		83%

Wabtec Corporation
2025 Third Quarter YTD Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$767		$979		$365		57%